Putnam

Mortgage Opportunities

Fund

Summary Prospectus	October 1, 2026

Class A	Class C	Class R6	Class Y
PMORX	PMOZX	PMOLX	PMOYX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated October 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

At a meeting on May 21, 2026, the Investment Manager (as defined below) recommended and the fund’s Board of Trustees (the “Board”) approved the proposed conversion of the fund from a mutual fund to an exchange-traded fund through the reorganization of the fund with and into a newly-organized exchange-traded fund (the “ETF”).

The proposed reorganization is subject to a number of conditions, including approval by fund shareholders. A special meeting of shareholders of the fund to consider the proposed reorganization is currently scheduled for November 3, 2026, although the special meeting may be postponed or adjourned to a later date. If shareholders approve the proposed reorganization:

•	The fund will be converted from a mutual fund to an exchange-traded fund. The conversion is anticipated to occur in or around the first quarter of 2027.

•

The ETF will be managed using a different investment goal, investment strategies, and investment policies than those currently used by the fund and will be managed by a different portfolio management team. The principal risks of an investment in the ETF will be substantially similar to the principal risks of an investment in the fund, except that the ETF will also be subject to risks associated with investing in high-yield debt, loans, foreign and developing market securities, and inflation-linked instruments. In addition, as a shareholder of the ETF, you will also be subject to risks related to its ETF structure.

Following the conversion, the ETF will be managed using a different investment goal, investment strategies, and investment policies than those currently used by the fund. Although the fund invests mainly in mortgages, mortgage-related fixed income securities and related derivatives, the ETF will invest in a diversified portfolio of U.S. and non-U.S. debt securities (including fixed, floating, and variable rate instruments) across multiple fixed income sectors. A full description of the ETF, the similarities and differences between it and the fund, a summary of the considerations of the Board in approving the proposed reorganization, and the terms of the proposed reorganization are contained in a prospectus/proxy statement (the “Prospectus/Proxy Statement”), which was mailed in late September 2026 to shareholders of record as of August 6, 2026. The Prospectus/Proxy Statement solicits votes from fund shareholders on the proposed reorganization.

If shareholders approve the proposed reorganization, effective November 5, 2026, the fund will cease accepting purchase orders from new investors.

For additional information, please see the section “Additional information about proposed conversion of the fund to an exchange-traded fund” in the fund’s prospectus. Please also refer to the Prospectus/Proxy Statement relating to the proposed reorganization, which can be obtained as described below.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the ETF, nor is it a solicitation of any proxy. For more information regarding the ETF, or to receive a free copy of the Prospectus/Proxy Statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations), please call 1-800-225-1581. The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (https://www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the Prospectus/Proxy Statement when it becomes available.

Goal

The fund seeks to maximize total return consistent with what the Investment Manager (as defined below) believes to be prudent risk. Total return is composed of capital appreciation and income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page 15 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)[1]	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[1]

Class A	4.00%	1.00%[2]

Class C	None	1.00%[3]

Class R6	None	None

Class Y	None	None

[1]	Effective July 27, 2026, any front-end sales charges applicable to the purchase of fund shares or contingent deferred sales charges applicable to the redemption of fund shares are waived.

[2]	Applies only to certain redemptions of shares bought with no initial sales charge.

[3]	This charge is eliminated after one year.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimburse- ment[1]	Total annual fund operating expenses after expense reim- bursement

Class A	0.55%	0.25%	0.23%	1.03%	(0.17)%	0.86%

Class C	0.55%	1.00%	0.24%	1.79%	(0.18)%	1.61%

Class R6	0.55%	None	0.13%	0.68%	(0.18)%	0.50%

Class Y	0.55%	None	0.23%	0.78%	(0.17)%	0.61%

1 The Investment Manager, as defined below, has contractually agreed to waive fees and/or reimburse operating expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) so that the total annual fund operating expenses will not exceed 0.46% of the fund’s average net assets. Additionally, the Investment Manager has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. These obligations may not be modified or discontinued prior to September 30, 2027 without approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$484	$698	$930	$1,595

Class C	$264	$546	$953	$1,889

Class C (no redemption)	$164	$546	$953	$1,889

Class R6	$51	$200	$361	$831

Class Y	$62	$232	$416	$950

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 559%.

Investments, risks, and performance

Investments

The fund invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). This policy may be changed only after 60 days’ notice to shareholders.

The fund expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. The fund currently has significant investment exposure to commercial mortgage backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the fund’s emphasis will be on mortgage-backed securities, the fund may also invest to a lesser extent in other types of asset-backed securities.

The Investment Manager may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments.

The Investment Manager typically uses, to a significant extent, derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed securities. The fund’s investments in derivative instruments and other investments that provide exposure to the investment focus indicated in the fund’s 80% policy, or that provide exposure to one or more market risk factors associated with the investment focus indicated in the fund’s name, are included in the fund’s 80% basket.

Risks

It is important to understand that you can lose money by investing in the fund.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Bond investments risk: The risks associated with bond investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage- and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid.

Industry concentration risk: The fund’s concentration in an industry group composed of privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

Derivatives risk: The fund’s use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Frequent trading risk: The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income and may incur higher transaction costs than funds with relatively lower turnover, which may detract from performance.

Cybersecurity risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the Investment Manager and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming, or exchanging shares, or receiving distributions. The fund and the Investment Manager have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund and/or the Investment Manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology continues to evolve rapidly, including through developments in artificial intelligence and machine learning, new methods of carrying out cyber-attacks continue to emerge. As a result, certain cybersecurity risks may not yet be identified and some cyber-attacks may not be detected promptly, which may limit the fund’s ability to anticipate, prepare for or respond effectively to a cybersecurity incident. Like other funds and business enterprises, the fund, the Investment Manager and their service providers are subject to the risk of cybersecurity incidents from time to time. The rapid development and increasingly widespread use of artificial intelligence technologies may increase the sophistication and effectiveness of cyber attacks, which may exacerbate these risks.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and additional indexes with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Annual total returns for class A shares before sales charges

Best Quarter:	Q4 2020	4.21%

Worst Quarter:	Q1 2020	-13.32%

As of June 30, 2026, the fund’s year-to-date return was 5.39%.

Average annual total returns after sales charges (for periods ended 12/31/25)

Share class	1 year	5 years	10 years

Class A before taxes*	1.59%	4.55%	3.80%

Class A after taxes on distributions*	-0.74%	1.77%	1.67%

Class A after taxes on distributions and sale of fund shares*	0.92%	2.22%	1.95%

Class C before taxes*	4.13%	4.64%	3.62%

Class R6 before taxes**	6.30%	5.78%	4.59%

Class Y before taxes*	6.09%	5.68%	4.50%

Bloomberg U.S. Aggregate Index (no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

ICE BofA U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	4.28%	3.18%	2.20%

Bloomberg U.S. MBS Index (no deduction for fees, expenses or taxes)	8.58%	0.15%	1.59%

*

Performance for class A, C, and Y shares prior to their inception (7/1/19) is derived from the historical performance of class I shares and has been adjusted for the higher fees applicable to class A, C, and Y shares.

**

Performance for class R6 shares prior to their inception (6/1/20) is derived from the historical performance of class I shares and has been adjusted for the higher investor servicing fees applicable to class R6 shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class C share performance reflects conversion to class A shares after eight years.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Your fund’s management

Investment Manager

Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Manager”)

Sub-advisors

Putnam Investment Management, LLC (“Putnam Management”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Neil Dhruv

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2024.

Jatin Misra, PhD, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2015.

Michael V. Salm

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2015.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although the fund reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (“NYSE”) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at www.franklintempleton.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

39234-PSUM 10/26